UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 23, 2003

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On December 23, 2003, Martin Midstream Partners L.P. (“MMLP”) announced that it had completed the acquisition of marine services assets from Tesoro Marine Services, L.L.C. (“Tesoro”), a subsidiary of Tesoro Petroleum Corporation, a refiner and marketer of petroleum products. MMLP purchased assets associated with Tesoro’s shore based marine activities for $25 million plus approximately $1.8 million for Tesoro’s lube oil inventories. The assets acquired include 13 marine terminals located along the Gulf Coast from Venice, Louisiana to Corpus Christi, Texas, nine tank barges and four pushboats as well as Tesoro’s lubricant distribution and marketing business. Acquisition financing was provided through an expansion of MMLP’s existing credit facility with Royal Bank of Canada from $60 million to $80 million. After giving effect to the consummation of this transaction, MMLP’s borrowings under its credit facility include $25 million of previously existing term debt and $40 million of revolving debt, including $27 million incurred in connection with the Tesoro transaction and $3 million incurred in connection with the previously announced acquistion of a terminal and three vessels.

     In a parallel transaction, Midstream Fuel Service LLC purchased Tesoro’s fuel oil distribution business for $2 million plus approximately $4.8 million for Tesoro’s diesel fuel inventories. Midstream Fuel Service LLC is a subsidiary of privately held Martin Resource Management Corporation (“MRMC”), the owner of MMLP’s general partner. MRMC acquired these assets from Tesoro because fuel oil distribution generates non-qualifying income under Internal Revenue Service regulations applicable to publicly traded limited partnerships such as MMLP. However, pursuant to contractual arrangements between MRMC and MMLP, MMLP will provide marine transportation and storage services to Midstream Fuel Service LLC. Financing for the assets acquired by MRMC was provided through an expansion of MRMC’s existing credit facility.

ITEM 7.

(c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Martin Midstream Partners L.P. Press Release dated December 23, 2003

ITEM 9.    REGULATION FD DISCLOSURE.

     On December 23, 2003, MMLP issued a press release announcing that it had completed the acquisition of marine services assets from Tesoro. MMLP hereby incorporates by reference into this Item 9 the information set forth in such press release, a copy of which is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By: Its:	Martin Midstream GP LLC General Partner
Date: December 23, 2003	By:	/s/ Robert D. Bondurant Robert D. Bondurant Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated December 23, 2003.